Exhibit 10.6

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 18, 2012, is made with respect to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 17, 2011 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), between WELLS FARGO BANK, NATIONAL ASSOCIATION (herein, the “Lender”), with offices at One Boston Place, 19th Floor, Boston, Massachusetts 02109, and BLUEFLY, INC. (the “Borrower”), a Delaware corporation with its principal executive offices at 42 West 39th Street, New York, New York 10018.

BACKGROUND:

The Borrower and the Lender have agreed to amend certain terms and conditions of the Credit Agreement as set forth in this Amendment.

In consideration of the mutual covenants contained herein and benefits to be derived herefrom, the parties hereto agree as follows:

Section 1.        Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

Section 2.        Amendment to Credit Agreement. Subject to the satisfaction of the Conditions Precedent set forth in Section 3, the provisions of Section 2.02(b) of the Credit Agreement are hereby amended by deleting the second sentence thereof in its entirety and by substituting the following in its stead:

“Each such notice must be received by the Lender not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Committed Borrowing of, conversion to or continuation of LIBO Rate Loans or of any conversion of LIBO Rate Loans to Base Rate Loans, and (ii) on the requested date of any Committed Borrowing of Base Rate Loans.”

Section 3.        Conditions Precedent. This Amendment shall not be effective until each of the following conditions have been satisfied, as determined by the Lender in its discretion:

3.1        The Lender shall have received a counterpart of this Amendment duly executed by the Borrower.

3.2        All corporate and shareholder action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Amendment shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Lender shall have been provided to the Lender.

3.3        After giving effect to this Amendment, the representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true and correct as of such earlier date).

3.4        After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

3.5        The Borrower shall have paid in full all reasonable costs and expenses of the Lender (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution and delivery of this Amendment.

Section 4.        Waiver of Claims. The Borrower, for itself and on behalf of its officers, directors, employees, attorneys, representatives, administrators, successors, and assigns hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Lender, or its officers, directors, employees, attorneys, representatives, parent, affiliates, participants, successors, or assigns (collectively, “Credit Parties”) with respect to the Obligations, or otherwise, and that if the Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against any Credit Party, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Borrower hereby RELEASES the Credit Parties from any liability therefor.

Section 5.        Miscellaneous.

5.1        Except as provided herein, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

5.2        This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

5.3        This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

5.4        THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as an instrument under seal, as of the date first above written.

BORROWER:

BLUEFLY, INC.

By:	/ s / Kara B. Jenny
Name:	Kara B. Jenny
Title:	Chief Financial Officer

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/ s / Michele Ayou
Name:	Michele Ayou
Authorized Signatory

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